                                                            Exhibit 10.73

                                                           EXECUTION COPY


                                FOURTH AMENDMENT


            FOURTH AMENDMENT, dated as of December 15, 1998 (this "Fourth Amendment"), to the Fifth Amended and Restated Credit Agreement, dated as of August 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among OUTDOOR SYSTEMS, INC. (the "Company"), MEDIACOM INC. (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Administrative Agent (in such capacity, the "Canadian Administrative Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as US Administrative Agent (in such capacity, the "US Administrative Agent"; together with the Canadian Administrative Agent, the "Agents").



                              W I T N E S S E T H:

             WHEREAS, The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the undersigned Lenders are agreeable to such request upon the terms and subject to the conditions set forth;

            NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

            1 Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

            2 Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by (i) inserting, in proper alphabetical order, the new definitions of "Additional Subordinated Indenture" and "Additional Subordinated Indebtedness" set forth below and (ii) replacing the definitions of "Senior Subordinated Indentures" and "Subordinated Indebtedness" with the new definitions thereof set forth below:

            "Additional Subordinated Indebtedness": subordinated Indebtedness (other than that evidenced by the Senior Subordinated 1996 Notes or the Senior Subordinated 1997 Notes and Subordinated Indebtedness replacing or refinancing such Indebtedness) that has material terms no less favorable to the Company and the Lenders (and, in any case, has no provision for any interest rate thereon that increases (other than any default rates provided therein) after the date of issuance thereof) than the terms of the Senior

      Subordinated 1997 Indenture (other than the stated rate of interest, subject to the immediately foregoing parenthetical).

            "Additional Subordinated Indenture": any indenture (other than the Senior Subordinated 1996 Indenture and the Senior Subordinated 1997 Indenture) pursuant to which Subordinated Indebtedness is issued.

            "Senior Subordinated Indentures": the collective references to the Senior Subordinated 1996 Indenture, the Senior Subordinated 1997 Indenture and all Additional Subordinated Indentures.

            "Subordinated Indebtedness": the Indebtedness of the Company evidenced by the Senior Subordinated 1996 Notes and the Senior Subordinated 1997 Notes, or constituting Additional Subordinated Indebtedness, and any subordinated Indebtedness refinancing or replacing any of the foregoing that has material terms no less favorable to the Company and the Lenders (and, in any case, has no provision for any interest rate thereon that increases (other than any default rates provided therein) after the date of issuance thereof) than, in each case, the Indebtedness being so refinanced or replaced.

            3 Amendment of Subsection 4.3. Subsection 4.3 of the Credit Agreement is hereby amended by inserting, at the end thereof, the following new clause (i):

            "(i) Upon the issuance of any Additional Subordinated Indebtedness, the Net Cash Proceeds thereof shall immediately be applied to prepayments of Loans as follows: (i) the first $75,000,000 of such Net Cash Proceeds received after December 1, 1998, shall be applied to prepay Revolving Credit Loans in accordance with the provisions of subsection 4.2 in the same manner as if such mandatory prepayments under this clause (i)(i) were prepayments of Revolving Credit Loans contemplated under such subsection 4.2, and (ii) to the extent that such Net Cash Proceeds received after December 1, 1998, exceed $75,000,000, 50% of the amount of such excess Net Cash Proceeds shall, immediately upon receipt thereof, be applied to prepay Revolving Credit Loans in accordance with the provisions of subsection 4.2 in the same manner as if such mandatory prepayments under this clause (i)(ii) were prepayments of Revolving Credit Loans contemplated under such subsection 4.2, and the remaining 50% of the amount of such excess Net Cash Proceeds shall, immediately upon receipt thereof, be applied to prepay Term Loans in accordance with the provisions of subsection 4.2 in the same manner as if such mandatory prepayments under this clause (i)(ii) were prepayments of Term Loans contemplated under such subsection 4.2."

            4 Amendment of Subsection 8.2. Subsection 8.2 of the Credit Agreement is hereby amended by inserting, at the end of clause (f) thereof, the following:

            ", and, in addition to the foregoing, Additional Subordinated Indebtedness, provided, in the case of any such Additional Subordinated Indebtedness, that, reasonably prior to the issuance thereof, the Company shall have provided to each Lender pro forma financial information in reasonable detail demonstrating compliance with the applicable requirements of this Agreement for the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to subsection 7.1, on a pro forma basis assuming that that such issuance had occurred on the first day of such period, and provided, further, that, immediately upon the issuance of any Additional Subordinated Indebtedness, the Net Cash Proceeds thereof are applied to prepay Loans as set forth in subsection 4.3(i)."

            5 Amendment of Subsection 8.10. Subsection 8.10 of the Credit Agreement is hereby amended by inserting in clause (c) thereof, after the words "the Senior Subordinated 1996 Indenture or the Senior Subordinated 1997 Indenture", the words ", or designate or permit to be designated any indebtedness to have substantively equivalent rights or functions under or in relation to any Additional Subordinated Indebtedness".

            6 Conditions to Effectiveness. This Fourth Amendment shall become effective on and as of the date (the "Fourth Amendment Effective Date") the US Administrative Agent shall have received counterparts of this Fourth Amendment duly executed and delivered by a duly authorized officer of each of the Borrowers and the Majority Lenders.

            7 Representations and Warranties. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement, this Fourth Amendment or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any such Loan Party pursuant to this Fourth Amendment or any other Loan Document shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date.

            8 No Default. No Default or Event of Default shall have occurred and be continuing on and as of the Fourth Amendment Effective Date.

            9 Limited Amendment. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Fourth Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement (including, without limitation, the financial covenants set forth in subsection 8.1) or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

            10 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            11 GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    OUTDOOR SYSTEMS, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MEDIACOM INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, as
                                    Canadian Administrative Agent and as a
                                    Lender

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CIBC INC., as a Lender

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                                    YORK AGENCY, as US Administrative Agent
                                    and as a Lender

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                    ASSOCIATION

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    BANK OF AMERICA CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK OF HAWAII

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE BANK OF MONTREAL

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE BANK OF MONTREAL, CHICAGO BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE BANK OF NEW YORK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE BANK OF NOVA SCOTIA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE BANK OF NOVA SCOTIA - CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    BANKBOSTON, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANQUE NATIONALE DE PARIS

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK ONE, ARIZONA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PARIBAS

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BAYERISCHE HYPO-UND VEREINSBANK A.G.,
                                    NEW YORK BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BEAR STEARNS INVESTMENT PRODUCTS, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    CAPTIVA FINANCE LTD.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CARILLON HOLDING, LTD.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CITY NATIONAL BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    COMERICA WEST, INCORPORATED

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                    EUROPEENNE

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CONTINENTAL ASSURANCE COMPANY
                                    SEPARATE ACCOUNT (E)
                                    BY: TCW ASSET MANAGEMENT COMPANY AS
                                    ATTORNEY-IN-FACT

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    CREDIT LYONNAIS, LOS ANGELES BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CREDIT LYONNAIS CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CREDITANSTALT CORPORATE FINANCE, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CRESCENT/MACH I PARTNERS, L.P.
                                    BY: TCW ASSET MANAGEMENT, ITS INVESTMENT
                                    MANAGER

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    DEEPROCK & CO.
                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                    ADVISORS

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    DLJ CAPITAL FUNDING, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    DRESDNER BANK AG NEW YORK & GRAND CAYMAN
                                    BRANCHES

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    DRESDNER BANK CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    FIRST HAWAIIAN BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    FIRST NATIONAL BANK OF MARYLAND

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    FIRST UNION NATIONAL BANK (f/k/a FIRST UNION
                                    BANK OF NORTH CAROLINA)

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    FIRST UNION NATIONAL BANK,
                                    SUCCESSOR BY MERGER TO CORESTATES BANK, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    FLEET NATIONAL BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE FUJI BANK LIMITED, LOS ANGELES AGENCY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    GENERAL RE- NEW ENGLAND MANAGEMENT INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    IMPERIAL BANK, A CALIFORNIA BANKING
                                    CORPORATION

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    INDOSUEZ CAPITAL FUNDING II, LIMITED
                                    BY: INDOSUEZ CAPITAL, AS PORTFOLIO ADVISOR

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS
                                    ANGELES AGENCY

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW
                                    YORK AGENCY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    KZH CRESCENT LLC

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    KZH SOLEIL LLC

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE LONG TERM CREDIT BANK OF JAPAN, LTD.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MELLON BANK, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    MELLON BANK CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    MERITA BANK PLC - NEW YORK BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    BY: MERRILL LYNCH ASSET MANAGEMENT, L.P., AS
                                    INVESTMENT ADVISOR

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MICHIGAN NATIONAL BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION, LOS ANGELES AGENCY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MOUNTAIN CLO TRUST

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    NATIONAL CITY BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    NORWEST BANK ARIZONA, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PARIBAS BANK OF CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PARIBAS CAPITAL FUNDING L.L.C.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PROVIDENT BANK OF MARYLAND

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    ROYALTON COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE SANWA BANK, LIMITED

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SENIOR DEBT PORTFOLIO
                                    BY: BOSTON MANAGEMENT AND RESEARCH AS
                                    INVESTMENT ADVISOR

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SOUTHERN PACIFIC BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE SUMITOMO BANK OF CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SUMITOMO TRUST & BANKING CO., LTD.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                    By: /s/
                                    ------------------------------------
                                    Title:


                                    TORONTO DOMINION (TEXAS), INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE TRAVELERS INSURANCE COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    UNION BANK OF CALIFORNIA NA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                    INCOME TRUST

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    VAN KAMPEN CLOI, LIMITED
                                    BY: VAN KAMPEN AMERICAN CAPITAL MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    VAN KAMPEN CLOII, LIMITED
                                    BY: VAN KAMPEN AMERICAN CAPITAL MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME
                                    TRUST

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    WEBSTER BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:

The undersigned hereby consent and agree to the foregoing Fourth Amendment.



                                    NEW YORK SUBWAYS ADVERTISING CO., INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    OUTDOOR SYSTEMS, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    OUTDOOR SYSTEMS (NEW YORK), INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    OS BUS, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    NATIONAL ADVERTISING COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PACIFIC CONNECTION, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SALM ENTERPRISES, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    ATLANTIC PROSPECT, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    OS FLORIDA, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PREMIER SPORTS MARKETING, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title: